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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 31, 2002


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


      001-13949                                         65-0424192
(Commission File No.)                      (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)



        Registrant's telephone number, including area code: 405-841-2298


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ITEM 5. OTHER EVENTS.

         On July 31, 2002, Local Financial Corporation issued a press release announcing the July 30, 2002 private placement of $10,000,000 of trust preferred securities. The press release issued in connection with this announcement is filed as an exhibit to this report and incorporated herein by reference.

         On July 31, 2002, Local Financial Corporation issued a press release announcing the Chairman of Local Financial Corporation's plan to sell a portion of his shares and exercise stock options on a periodic basis over the course of the next twelve months. The press release issued in connection with this announcement is filed as an exhibit to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit:

         See Exhibit Index following the signature page of this report, which is incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LOCAL FINANCIAL CORPORATION


Date:    July 31, 2002            By: /s/Richard L. Park
                                      -----------------------------------------
                                      Richard L. Park, Chief Financial Officer



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                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                          DATE OF REPORT: JULY 31, 2002


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
                                                                            CONSECUTIVE
EXHIBIT NO.                             DESCRIPTION                           PAGE NO.
-----------                             -----------                         -----------
Exhibit 99                      Press Release dated July 31, 2002                4
                                Press Release dated July 31, 2002                5
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